UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2004

RICA FOODS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

0-18222	87-0432572
(Commission file number)	(I.R.S. Employer Identification No.)

1840 Coral Way, Suite 101, Miami, Florida 33145

(Address of principal executive offices) (Zip code)

(305) 858-9480

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Attached hereto as Exhibit 99.1 is a press release, which is incorporated by reference herein, issued by Rica Foods, Inc. (the “Company”) on November 23, 2004, announcing the Company’s receipt of a warning letter from the staff of the American Stock Exchange advising the Company that, due to the resignation of Mr. Vargas, the Company was not in compliance with the continued listing standard described in Section 121(B)(2)(a) of the AMEX Company Guide, which requires that an Audit Committee have three members.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibit 99.1 Press Release dated November 23, 2004, regarding the receipt of the Warning Letter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2004

RICA FOODS, INC.

By:	/s/ Gina Sequeira
Name:	Gina Sequeira
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 23, 2004, regarding the receipt of the Warning Letter.